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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                [GRAPHIC OMITTED]
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of the earliest event reported): January 14, 2005

                      Creative Computer Applications, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

         California                   0-12551                 95-3353465
(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)             File Number)           Identification No.)

                               26115-A Mureau Road
                               Calabasas, CA 91302
               (Address of Principal Executive Offices) (Zip Code)

                                 (818) 880-6700
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01                  Regulation FD Disclosure

On January 14, 2005, Creative Computer Applications, Inc. issued a press release announcing its operating and financial results for the first fiscal quarter ended November 30, 2004. A copy of the Press Release is attached hereto as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under this Item 7.01 ("Regulation FD Disclosure") is intended to be furnished under Item 2.02 ("Results of Operations and Financial Condition"). The information in this Current Report on Form 8-K and the Exhibit attached hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements, which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

ITEM 9.01                  Financial Statements and Exhibits.

(c)      Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:


Exhibit No.                                 Title
---------------------     ----------------------------------------------------
99.1                      Creative Computer Applications, Inc. Press Release,
                          issued January 14, 2005




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 14, 2005                    Creative Computer Applications, Inc.

                                    /s/ Steven M. Besbeck
                                    ------------------------------------
                                        Steven M. Besbeck
                                        President, Chief Executive Officer,
                                        Chief Financial Officer



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